UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 22, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                   1-5721                            13-2615557
           (Commission File Number)       (IRS Employer Identification No.)

       315 PARK AVENUE SOUTH, NEW YORK, NEW YORK           10010
     (Address of Principal Executive Offices)           (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The information set forth in the press release issued by Leucadia National Corporation on August 22, 2005, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01(c).  Exhibits.

Exhibit No.    Description

  99.1         Press Release issued by Leucadia National Corporation on August
               22, 2005









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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 22, 2005

                                   LEUCADIA NATIONAL CORPORATION


                                   By:        /s/ Barbara L. Lowenthal
                                              ----------------------------------
                                       Name:  Barbara L. Lowenthal
                                       Title: Vice President and Comptroller










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
                                  EXHIBIT INDEX


Exhibit No.        Exhibit
-----------        -------

  99.1              Press Release issued by Leucadia National Corporation on
                    August 22, 2005












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